EXHIBIT 10.18


                            STOCK PURCHASE AGREEMENT

                            DATED AS OF JUNE 25, 1997

                                      AMONG

                         STYLING TECHNOLOGY CORPORATION;

                                 JAMES MARKHAM;

                         DANIEL GENIS AND ARLINE GENIS,
                          CO-TRUSTEES OF THE 1992 GENIS
                             FAMILY REVOCABLE TRUST
                            DATED FEBRUARY 28, 1992;

                              ARTHUR BENFIELD BUSH;
                              ARTHUR BENFIELD BUSH
                        AND GINA L. BUSH, TRUSTEES OF THE
                          ALAN AND GINA BUSH CHARITABLE
                             REMAINDER UNITRUST #1,
                               DATED JUNE 1, 1997;

                              ARTHUR BENFIELD BUSH
                        AND GINA L. BUSH, TRUSTEES OF THE
                          ALAN AND GINA BUSH REMAINDER
                        UNITRUST #2, DATED JUNE 1, 1997;

                       YORAM FISHMAN, TRUSTEE OF THE YORAM
                              FISHMAN LIVING TRUST,
                               DATED MAY 18, 1987;

                            AND YURI LEVY, TRUSTEE OF
                          THE YORAM FISHMAN CHARITABLE
                                 REMAINDER TRUST
                               DATED MAY 30, 1997

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
SECTION 1 PURCHASE OF STOCK..................................................1
   1.1 Purchase of Stock.....................................................1

SECTION 2 PURCHASE PRICE.....................................................1

SECTION 3 REPRESENTATIONS AND WARRANTIES.....................................1
   3.1 Representations and Warranties of Shareholders........................2
        (a)  Due Incorporation, Good Standing, and Qualification.............2
        (b)  Capital Stock...................................................2
        (c)  Options, Warrants, and Rights...................................2
        (d)  Subsidiaries....................................................2
        (e)  Books and Records...............................................2
        (f)  Directors, Officers, and Bank Accounts..........................2
        (g)  Financial Statements............................................2
        (h)  Actions in the Ordinary Course of Business......................3
        (i)  No Material Change..............................................3
        (j)  Title to Properties.............................................3
        (k)  Condition of Assets and Properties..............................4
        (l)  Real Estate.....................................................4
        (m)  Liabilities.....................................................4
        (n)  Litigation......................................................4
        (o)  Rights and Licenses.............................................4
        (p)  Taxes...........................................................4
        (q)  Accounts Receivable.............................................5
        (r)  Contracts.......................................................5
        (s)  Compliance with Law and Other Regulations.......................5
        (t)  Employee Benefit and Employment Matters.........................6
        (u)  Insurance.......................................................7
        (v)  No Payments to Directors, Officers, Shareholders, or Others.....7
        (w)  No Prohibited Payments..........................................7
        (x)  Charter, Bylaws, and Minute Books...............................8
        (y)  Intellectual Property...........................................8
        (z)  Inventories.....................................................8
        (aa) Agreement Not in Breach of Other................................8
        (ab) Consents and Approvals..........................................9
        (ac) Accuracy of Statements..........................................9
        (ad) Payment of Indebtedness.........................................9
   3.2  Representations and Warranties of Buyer..............................9
        (a)  Due Incorporation, Good Standing, and Qualification.............9
        (b)  Corporate Authority............................................10
        (c)  Capital Stock..................................................10
        (d)  Options, Warrants, and Rights..................................10
        (e)  Subsidiaries...................................................10

        (f)  Financial Statements...........................................10
        (g)  Actions in the Ordinary Course of Business.....................11
        (h)  No Material Change.............................................11
        (i)  Title to Assets and Properties.................................11
        (j)  Litigation.....................................................11
        (k)  Rights and Licenses............................................12
        (l)  No Violation...................................................12
        (m)  Taxes..........................................................12
        (n)  Accounts Receivable............................................12
        (o)  Contracts......................................................12
        (p)  Compliance with Law and Other Regulations......................13
        (q)  Employee Benefit and Employment Matters........................13
        (r)  Insurance......................................................14
        (s)  No Payments to Directors, Officers, Stockholders, or Others....14
        (t)  No Prohibited Payments.........................................14
        (u)  Certificate of Incorporation, Bylaws, and Minute Books.........15
        (v)  SEC Reports....................................................15
        (w)  Accuracy of Statements.........................................15
        (x)  Financing Commitments..........................................15
        (y)  Intellectual Property..........................................15
   3.3 Further Representations and Warranties of Shareholders...............16
        (a)  Ownership of Capital Stock of Company..........................16
        (b)  Rights To Acquire Shares.......................................16
        (c)  Power of Shareholders to Execute Agreement.....................16
        (d)  Agreement Not in Breach of Other Instruments
                Affecting Shareholders......................................16

SECTION 4 THE CLOSING.......................................................16
   4.1 Closing..............................................................16
   4.2  Deliveries by Shareholders..........................................17
        (a)     Stock Certificates..........................................17
        (b)     Resignation of Officers and Directors.......................17
        (c)     General Releases............................................17
        (d)     Consents....................................................17
        (e)     Opinion of Counsel for Company and Shareholders.............17
        (f)     Books and Records...........................................18
        (g)     Consulting Agreement........................................18
        (h)     Facilitation Agreement......................................18
        (i)     Facilitation Agreement......................................18
        (j)     Formulas....................................................18
   4.3 Deliveries by Buyer..................................................18
        (a)     Purchase Price..............................................18
        (b)     Opinion of Counsel for Buyer................................18
        (c)     Consents and Approvals......................................19
        (d)     Consulting Agreement........................................19
        (e)     Facilitation Agreement......................................19
        (f)     Facilitation Agreement......................................19
        (g)     Audit Report................................................20
   4.4 Further Assurances...................................................20
   4.5 Post-Closing Covenants...............................................20

SECTION 5 WAIVER, MODIFICATION, ABANDONMENT.................................21
   5.1 Waivers..............................................................21
   5.2 Modification.........................................................21

SECTION 6 NON-COMPETITION...................................................21
   6.1 Non-competition......................................................21
   6.2 Duration and Extent of Restriction...................................21
   6.3 Restrictions with Respect to Customers...............................21
   6.4 Remedies for Breach..................................................22
   6.5 Certain Exceptions...................................................22

SECTION 7 INDEMNIFICATION...................................................22
   7.1 Indemnification by Shareholders......................................22
   7.2 Indemnification by Buyer.............................................23
   7.3 Notice and Right to Defend Third-Party Claims........................23
   7.4 Limitations Related to Indemnity.....................................24

SECTION 8 GENERAL...........................................................25
   8.1  Ownership of Furniture and Equipment................................25
   8.2  Indemnity Against Finders...........................................25
   8.3  Controlling Law.....................................................25
   8.4  Notices.............................................................25
   8.5  Binding Nature of Agreement; No Assignment..........................27
   8.6  Entire Agreement....................................................27
   8.7  Precedence of Other Agreements......................................27
   8.8  Paragraph Headings..................................................27
   8.9  Gender..............................................................27
   8.10 Counterparts........................................................27
   8.11 Mediation/Binding Arbitration.......................................27
   8.12 Choice of Forum.....................................................27
   8.13 Disparaging Comments................................................28

                            STOCK PURCHASE AGREEMENT

         AGREEMENT dated June 25, 1997 ("Agreement"), among STYLING TECHNOLOGY CORPORATION, a Delaware corporation ("Buyer"); and JAMES MARKHAM, DANIEL GENIS AND ARLINE GENIS, CO-TRUSTEES OF THE 1992 GENIS FAMILY REVOCABLE TRUST DATED FEBRUARY 28, 1992, ARTHUR BENFIELD BUSH, ARTHUR BENFIELD BUSH AND GINA L. BUSH, TRUSTEES OF THE ALAN AND GINA BUSH CHARITABLE REMAINDER UNITRUST #1, DATED JUNE 1, 1997, ARTHUR BENFIELD BUSH AND GINA L. BUSH, TRUSTEES OF THE ALAN AND GINA BUSH REMAINDER UNITRUST #2, DATED JUNE 1, 1997, YORAM FISHMAN, TRUSTEE OF THE
YORAM FISHMAN LIVING TRUST, DATED MAY 18, 1987 AND YURI LEVY, TRUSTEE OF THE YORAM FISHMAN CHARITABLE REMAINDER TRUST DATED MAY 30, 1997 (such individuals and trusts collectively called "Shareholders").

         Shareholders own 118,518 shares of Common Stock, no par value, of U.K. ABBA PRODUCTS, INC., a California corporation (hereinafter called "Company") comprising all of the outstanding shares of capital stock of Company (hereinafter sometimes called the "Stock"). The business being conducted by Company is the business of developing, marketing, and selling products to distributors who resell to stylists and hair care salons.

         Buyer and Shareholders desire that Buyer acquire all of the presently outstanding capital stock of Company on the terms and conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the foregoing recitals and of the mutual covenants set forth herein, the parties agree as follows:

                                    SECTION 1
                                PURCHASE OF STOCK

         1.1 Purchase of Stock. Each Shareholder hereby sells, conveys, transfers, and assigns to Buyer, free and clear of all liens, pledges, claims, and encumbrances of every kind, nature, and description, and Buyer hereby purchases and accepts from each Shareholder, the shares set forth beside the signature of each Shareholder to this Agreement, which shares, collectively, comprise all of the outstanding capital stock of Company.

                                    SECTION 2
                                 PURCHASE PRICE

         2.1 Purchase  Price.  The purchase price for the Stock sold pursuant to
Section 1 above shall be $20,000,000, payable to Shareholders pursuant to their written instructions in accordance with their proportionate share ownerships set forth beside their respective signatures to this Agreement.

                                    SECTION 3
                         REPRESENTATIONS AND WARRANTIES

         3.1 Representations and Warranties of Shareholders. Except as otherwise set forth in the Company Disclosure Schedules attached hereto, Shareholders collectively represent and warrant to Buyer as follows:

                  (a) Due Incorporation, Good Standing, and Qualification. Company is a corporation duly organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation with all requisite corporate power and authority to own, operate, and lease its assets and properties and to carry on its business as now being conducted. Company is not subject to any material disability by reason of the failure to be duly qualified as a foreign corporation for the transaction of business or to be in good standing under the laws of any jurisdiction. Schedule 3.1(a) hereto constitutes a list setting forth, as of the date of this Agreement, each jurisdiction in which Company is qualified to do business.

                  (b) Capital Stock. As of the date hereof, Company has an authorized capital stock consisting of 200,000 shares of Common Stock, no par value, of which 118,518 shares are issued and outstanding. All of the issued and outstanding shares of capital stock of Company have been duly authorized and validly issued and are fully paid and nonassessable. Company has no treasury shares.

                  (c) Options, Warrants, and Rights. Company has no outstanding options, warrants, or other rights to purchase, or securities or other obligations convertible into or exchangeable for, or contracts, commitments, agreements, arrangements, or understandings, to issue, any shares of its capital stock or other securities.

                  (d) Subsidiaries. Company has no subsidiaries and does not own, directly or indirectly, any capital stock or other equity securities of any corporation or have any direct or indirect equity or ownership interest in any corporation, partnership, joint venture, or other business.

                  (e) Books and Records. The books of account and other corporate records of Company are complete and accurate, have been maintained in accordance with good business practices and the matters contained therein are appropriately reflected in Company's financial statements for a corporation formed and operated as a close corporation. The minute books and stock records of Company as set forth in Schedule 3.1(e) are complete and accurate for a corporation formed and operated as a close corporation and all signatures included therein are the genuine signatures of the persons whose signatures are required. See Schedule 3.1(e).

                  (f) Directors, Officers, and Bank Accounts. Schedule 3.1(f) is a correct and complete list of all directors and officers of Company, all bank accounts and safe deposit boxes of Company, and of all persons authorized to sign checks drawn on such accounts and to have access to such safe deposit boxes.

                  (g) Financial Statements. Except as set forth in Section 3.1(g), the Balance Sheets of Company for the three years ended December 31, 1996, as well as the Statements of Income for the three years ended December 31, 1996, and all related schedules and notes to the foregoing, have been reviewed by Eric Foumberg, CPA, independent public accountant, and the Balance Sheet of Company as of March 31, 1997 and the Statement of Operations for the three months ended March 31, 1997 have been prepared by Company without audit. Except as set forth in Section 3.1(g), all of the foregoing financial statements have been prepared in accordance with generally accepted accounting principles, which were applied on a consistent basis (except as described therein), are complete and present fairly and accurately, in all material respects, the financial position, results of operations, and changes in financial position of Company as of the dates and for the periods indicated. Company does not have any material liabilities or obligations of a type that would be included in a balance sheet prepared in accordance with generally accepted accounting principles, whether related to tax or non-tax matters, accrued or contingent, due or not yet due, liquidated or unliquidated, or otherwise, except as and to the extent disclosed or reflected in the Balance Sheet of Company as of March 31, 1997 (the "Company's Base Balance Sheet") or incurred since the date of that balance sheet in the ordinary course of business and as contemplated by this Agreement, or as set forth and described in Schedule 3.1(g) attached hereto.

                  (h) Actions in the Ordinary Course of Business.  Except as set
forth in Schedule 3.1(h), since the date of Company's Base Balance Sheet, Company (i) has not taken any action outside the ordinary and usual course of business (except as required by the transaction described in this Agreement);
(ii) has not borrowed any money or become contingently liable for any obligation or liability of another; (iii) has not failed to pay any of its debts and obligations as they become due; (iv) has not incurred any debt, liability, or obligation of any nature to any party, except for obligations arising from the purchase of goods or the rendition of services in the ordinary course of business; and (v) has not failed to use its best efforts to preserve its business organization intact, to keep available the services of its employees and independent contractors, or to preserve its relationships with its customers, suppliers, and others with which it deals.

                  (i) No Material Change. Except as set forth in Schedule 3.1(i), since the date of Company's Base Balance Sheet, there has not been and there is not threatened (i) any material adverse change in the financial condition, business, assets, properties, or operating results of Company, (ii) any loss or damage (whether or not covered by insurance) to any of the assets or properties of Company, which materially affects or impairs its ability to conduct its business, or (iii) any mortgage or pledge of any assets or properties of Company, or any indebtedness incurred by Company, other than indebtedness, not material in the aggregate, incurred in the ordinary course of business.

                  (j) Title to Properties. Except as set forth in Schedule 3.1(j), Company has good and marketable title to all of its real and personal assets and properties, including all assets and properties reflected in Company's Base Balance Sheet or acquired subsequent to the date of Company's Base Balance Sheet, respectively, except assets or properties disposed of subsequent to those dates in the ordinary course of business and as contemplated by this Agreement. Such assets and properties are subject to no mortgage, indenture, pledge, lien, claim, encumbrance, charge, security interest or title retention, or other security arrangement, except for liens for the payment of federal, state, and other taxes, the payment of which is neither delinquent nor subject to penalties, and except for other liens and encumbrances incidental to the conduct of the business of Company or the ownership of its assets or properties, which were not incurred in connection with the borrowing of money or the obtaining of advances and which do not in the aggregate materially detract from the value of the assets or properties of Company or materially impair the use thereof in the operation of Company's business, except in each case as disclosed in Company's Base Balance Sheet. All leases pursuant to which Company leases any substantial amount of real or personal property are valid and effective in accordance with their respective terms.

                  (k) Condition of Assets and Properties. Except as set forth in
Schedule 3.1(k), the buildings, equipment, fixtures, furniture, furnishings, office equipment, and all other tangible personal assets and properties of Company presently used in, or necessary for the operation of, Company's business, do not require any repairs other than normal maintenance and are in good operating condition and in a state of reasonable maintenance and repair.

                  (l) Real Estate. Company has no interest as owner, lessor, lessee, or otherwise in any real estate, except as set forth in Schedule 3.1(l).

                  (m) Liabilities. Except as set forth in Schedule 3.1(m), Company has no obligations or liabilities whether related to tax or non-tax matters, material or immaterial, liquidated or unliquidated, fixed or contingent, or otherwise, except and to the extent reflected or reserved against on Company's Base Balance Sheet or in this Agreement other than obligations or liabilities incurred in the ordinary course of its business and disclosed to the extent required by this Agreement. Without limiting the foregoing, Company does not have any obligation or liability, contingent or otherwise, with respect to product warranties relating to products sold by it that, in Company's reasonable judgment, are not adequately covered by insurance. Company has not shipped its products to any customer on a contingent or similar basis.

                  (n) Litigation. Except as set forth in Schedule 3.1(n), there are no actions, suits, proceedings, or other litigation pending or, to the knowledge of Shareholders, threatened against Company, at law or in equity, or before or by any federal, state, municipal, or other governmental department, commission, board, bureau, agency, or instrumentality that, if determined adversely to Company, would individually or in the aggregate have a material adverse effect on the business, assets, properties, operating results, prospects, or condition, financial or otherwise, of Company.

                  (o) Rights and Licenses. Company is not subject to any material disability or liability by reason of its failure to possess any patent, patent right, trademark, trademark right, trade name, trade name right, or license. Schedule 3.1(o) hereto contains a true, correct, and complete list of all material Licenses and Permits necessary for the conduct of the business of Company. Company has all material Licenses and Permits necessary for the conduct of the business conducted by it and the ownership and use of its assets and properties and the premises occupied by it, and the conduct of its business as presently conducted.

                  (p) Taxes. Except as set forth in Schedule 3.1(p), Company has duly filed in correct form all Tax Returns relating to the activities of Company required or due to be filed (with regard to applicable extensions) on or prior to the date hereof. All such Tax Returns are accurate and complete in all material respects, and Company has paid or made provision for the payment of all Taxes that have been incurred or are due or claimed to be due from them by federal, state, or local taxing authorities for all periods ending on or before the date hereof, other than Taxes or other charges that are not delinquent or are being contested in good faith and have not been finally determined and have been disclosed to Buyer. The amounts set up as reserves for Taxes on the books of Company are sufficient in the aggregate for the payment of all unpaid Taxes (including any interest or penalties thereon), whether or not disputed, accrued, or applicable. No claims for Taxes or assessments are being asserted or threatened against Company. Company has furnished to Buyer a list of all Tax Returns filed for it. For purposes of this Agreement, the term "Taxes" shall mean all taxes, charges, fees, levies, or other assessments, including, without limitation, income, gross receipts, excise, property, sales, transfer, license, payroll, and franchise taxes, imposed by the United States, or any state, local, or foreign government or subdivision or agency thereof; and such term shall include any interest, penalties, or additions to tax attributable to such assessments or to the failure to file any Tax Return; and the term "Tax Return" shall mean any report, return, or other information required to be supplied to a taxing authority or required by a taxing authority to be supplied to any other person.

                  (q) Accounts Receivable. Except as set forth in Schedule 3.1(q), to the knowledge of Shareholders, the accounts receivable of Company have been acquired in the ordinary course of business, are valid and enforceable, and are fully collectible, subject to no defenses, deductions, set-offs, or counterclaims, except to the extent of the reserve reflected in Company's Base Balance Sheet, or in such other amount which is not material in the aggregate, or except as otherwise set forth in the agreement between Company and the account debtor, and except to the extent of bad debt, refunds, credits, agreed upon rebates, or other adjustments as may occur in the ordinary course of Company's business.

                  (r) Contracts. Except as set forth in Schedule 3.1(r), Company is not a party to (i) any plan or contract providing for bonuses, pensions, options, stock purchases, deferred compensation, retirement payments, or profit sharing, (ii) any collective bargaining or other contract or agreement with any labor union, (iii) any lease, installment purchase agreement, or other contract with respect to any real or personal property used or proposed to be used in its operations, excepting, in each case, items included within aggregate amounts disclosed or reflected in Company's Base Balance Sheet, (iv) any employment agreement or other similar arrangement not terminable by it upon 30 days or less notice without penalty to it, (v) any contract or agreement for the purchase of any commodity, material, fixed asset, or equipment in excess of $10,000, (vi) any contract or agreement creating an obligation of $10,000 or more, (vii) any contract, agreement, mortgage, or lease, which by its terms does not terminate or is not terminable by it without penalty to it, (viii) any loan agreement, indenture, promissory note, conditional sales agreement, or other similar type of arrangement, or (ix) any material license agreement. All material mortgages, leases, contracts, agreements, and other arrangements to which Company is a party are valid and enforceable in accordance with their terms, except that (i) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium, or other similar laws now or hereafter in effect relating to creditor's rights, and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefore may be brought; Company and all other parties to each of the foregoing have performed all material obligations required to be performed to date; neither Company nor any such other party is in material default or in arrears under the terms of any of the foregoing; and no condition exists or event has occurred that, with the giving of notice or lapse of time or both, would constitute a material default under any of them.

                  (s) Compliance with Law and Other Regulations. Except as set forth in Schedule 3.1(s), Company is in compliance in all material respects with all requirements (including those relating to environmental matters) of federal, state, or local law, and all requirements of all governmental bodies and agencies having jurisdiction over it, the conduct of its business, the use of its assets and properties, and all premises occupied by it. There is no environmental contamination, toxic waste or other discharge, spill, construction component, structural element or condition, adversely affecting any of the properties of Company, nor has Company received any official notice or citation that any of its properties in any way contravene any federal, state, or local law or regulation relating to environmental, health, or safety matters, including without limitation any requirements of CERCLA or any OSHA requirements. Without limiting the foregoing, Company has properly filed all material reports, paid all monies, and obtained all licenses, permits, certificates, and authorizations needed or required for the conduct of its business and the use of its assets and properties and the premises occupied by it in connection therewith and is in compliance in all material respects with all conditions, restrictions, and provisions of all of the foregoing. Company has not received any notice from any federal, state, or local authority or any insurance or inspection body that any of its assets, properties, facilities, equipment, or business procedures or practices fails to comply in any material respect with any applicable law, ordinance, regulation, building, or zoning law or requirement of any public authority or body.

                  (t) Employee Benefit and Employment Matters. Except as set forth in Schedule 3.1(t), Company and its "ERISA Affiliates" (as determined under Section 414(b), (c), (m) or (o) of the Code) (i) maintain, administer, or contribute to, or at any time during the past six years have maintained, administered, or contributed to, only those employee pension benefit plans (as defined in Section 3(2) of ERISA, whether or not excluded from coverage under specific Titles or Subtitles of ERISA) described in Company Disclosure Schedule (the "ABBA Pension Plans"); and (ii) Company and its ERISA Affiliates maintain, administer, or contribute to only those employee welfare benefit plans (as defined in Section 3(1) of ERISA, whether or not excluded from coverage under specific Titles or Subtitles of ERISA) described in Company Disclosure Schedule (the "ABBA Welfare Plans"). Company and all ERISA Affiliates maintain, administer, or contribute to only those bonus, deferred compensation, stock purchase, stock option, severance plan, insurance, or similar arrangements described in Company Disclosure Schedule ("ABBA Employee Benefit Plans"). Except as disclosed in Company Disclosure Schedule, the Internal Revenue Service has determined that each ABBA Pension Plan intended to be "qualified" under Section 401(a) of the Code is so qualified and that the trust forming a part thereof is tax exempt under Section 501(a) of the Code from the date of its establishment until the date hereof, and none of the Shareholders know of any matter that would adversely affect such qualified or tax-exempt status of such plan or trust. Full payment has been made, or will be made in accordance with Sections 404(a)(6) and 412 of the Internal Revenue Code, of all amounts that either Company or any ERISA Affiliate is required to pay under the terms of each of the ABBA Pension Plans and ABBA Welfare Plans, and all such amounts are properly accrued on Company's Base Balance Sheet; and none of the ABBA Pension Plans or any trust established thereunder has incurred any "accumulated funding deficiency" (as defined in Sections 302 of ERISA and 412 of the Internal Revenue
Code), whether or not waived, as of the last day of the most recent fiscal year of each of such Plans ended prior to the date of this Agreement. Neither any ABBA Pension Plan or ABBA Welfare Plan nor any ABBA Pension Plan or ABBA Welfare Plan fiduciary has engaged in any transaction in violation of Section 406 of ERISA or any "prohibited transaction" (as defined in Section 4975(c)(1) of the Code) other than any such transaction that is exempt under Section 408 of ERISA or section 4975(d) of the Code. Company has furnished to Buyer true and complete copies of each ABBA Pension Plan, ABBA Welfare Plan, and ABBA Employment Benefit Plan and related trust agreements or annuity contracts, Internal Revenue Service determination letters and summary plan descriptions; all of the foregoing plans, agreements, and commitments are valid, binding, in full force and effect, and there are no defaults thereunder; and none of the rights of Company or any of its ERISA Affiliates thereunder will be impaired by this Agreement or the consummation of the transaction contemplated by this Agreement. Company is not a party to any collective bargaining agreement and, to the best of each Shareholder's knowledge, there is no material request for union representation pending or threatened against Company. Neither Company nor any of its ERISA Affiliates has incurred any liability to the PBGC as a result of the voluntary or involuntary termination of any ABBA Pension Plan subject to Title IV of ERISA; there is currently no active filing by Company or any of its ERISA Affiliates with the PBGC (and no proceeding has been commenced by the PBGC) to terminate any ABBA Pension Plan subject to Title IV of ERISA maintained or funded, in whole or in part, by Company or any of its ERISA Affiliates; and neither Company nor any of its ERISA Affiliates has made a complete or partial withdrawal from a multi-employer plan, as such term is defined in Section 3(37) of ERISA, resulting in "withdrawal liability," as such term is defined in
Section 4201 of ERISA (without regard to subsequent reduction or waiver of such liability under either Section 4207 or 4208 of ERISA). The employment of each employee of Company is terminable at will without cost to Company. Except as set forth in Schedule 3.1(t), Company has complied with all other applicable federal, state, and local laws relating to the employment of labor including, but not limited to, the provisions thereof relative to wages, hours, collective bargaining, working conditions, and payment of taxes of any kind, and Company is not liable for any arrears of wages or any taxes or penalties for failure to comply with any of the foregoing or has any obligations for any vacation, sick leave, or other compensatory time. All officers and independent contractors of Company are paid salaries or other compensation in accordance with the amounts set forth in Company Disclosure Schedule, and Company Disclosure Schedule correctly and accurately sets forth all salaries, expenses, and personal benefits paid to or accrued for all directors, officers, and principal shareholders of Company as of the date of this Agreement, all of which are reflected as appropriate in Company's Base Balance Sheet.

                  (u) Insurance. Company maintains in full force and effect insurance coverage on its assets, properties, premises, operations, and personnel in such amounts as Company deems appropriate. Schedule 3.1(u) hereto contains a description (identifying insurer, coverage, premiums, named insured, deductibles, and expiration date) of all policies of fire, liability, and other forms of insurance that currently are, or at any time within the past five years have been, maintained in force by or for the account of Company with respect to the business and assets of Company (such policies are hereinafter referred to as the "Policies"). Company has been continuously, and is presently, insured by insurers unaffiliated with Company with respect to its property and the conduct of its business. The Policies are believed to be with reputable insurers, provide adequate coverage for all normal risk incident to Company's assets, properties, and the conduct of its business and are in character and amount at least equivalent to that carried by persons engaging in a business subject to the same or similar perils or hazards. The insurance coverage provided by the Policies presently in force will not in any material respect be affected by, and will not terminate or lapse by reason of, the transactions contemplated hereby.

                  (v) No Payments to Directors, Officers, Shareholders, or Others. Except as set forth in Schedule 3.1(v), since the date of Company's Base Balance Sheet, there has not been any purchase or redemption of any shares of capital stock of Company or any transfer, distribution, or payment by Company, directly or indirectly, of any assets or properties to any director, officer, shareholder, or other person other than the payment of such person's base salary as in effect on the date of Company's Base Balance Sheet.

                  (w) No Prohibited Payments. To the knowledge of Company and Shareholders, no officer, director, employee, independent contractor, or agent, acting on behalf of Company, has at any time (i) made any contributions to any candidate for political office in violation of law or failed to disclose fully any contributions to any candidate for political office in accordance with any applicable statute, rule, regulation, or ordinance requiring such disclosure,
(ii) made any payment to any local, state, federal, or foreign governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or allowed by applicable law, (iii) made any payment outside the ordinary course of business to any purchasing or selling agent or person charged with similar duties of any entity to which Company sells products or renders services or from which Company buys products or services for the purpose of influencing such agent or person to buy products or services from or sell products or services to Company, or (iv) engaged in any transaction, maintained any bank account, or used any corporate funds, except for transactions, bank accounts, and funds that have been and are reflected in the normally maintained books and records of Company.

                  (x) Charter, Bylaws, and Minute Books. Company has heretofore delivered to Buyer true and complete copies of the charter and bylaws of Company as currently in effect. The minute books and corporate files of Company contain complete and accurate records of all meetings and other corporate actions held or taken by the Boards of Directors (or committees of the Boards of Directors) or shareholders of Company, as the case may be, since their incorporation. Schedule 3.1(x) contains a true and complete description identifying the corporate documents of Company.

                  (y) Intellectual Property. Except as set forth in Schedule 3.1(y), Company owns or holds all of the rights necessary and appropriate to use all formulas, packaging, logos, trademarks, trade names, trade secrets, fictitious names, service marks, patents, and copyrights that are used in or necessary to the operation of its business (collectively, "Intellectual Property"). Schedule 3.1(y) hereto sets forth a true, complete, and correct list of all of the Intellectual Property owned or used by Company. None of the matters covered by the Intellectual Property, nor any of the products or services sold or provided by Company, nor any of the processes used or the business practices followed by Company, infringes or has infringed upon any trademark, trade name, trade secret, fictitious name, service mark, patent, or copyright owned by any person or entity (or any application with respect thereto), or constitutes unfair competition. Company is not obligated to pay any royalty or other payment with respect to any of the Intellectual Property. No person or entity is producing, providing, selling, or using products or services in a manner that would constitute an infringement of any of the Intellectual Property. Company owns all rights with respect to, and has good and marketable title to, all of the formulas with respect to all of its products. Company is not, and following the Closing will not be, obligated to pay any royalty or other payment with respect to any of such formulas. To the knowledge of Shareholders, no person or entity is producing, providing, selling, or using products that would constitute an infringement of any of the formulas or Company's trade secrets with respect thereto. Schedule 3.1(y) contains complete and accurate copies of all of such formulas. The formulas attached to Schedule 3.1(y) are the exact formulas being used routinely to batch and produce each of the representative Company products, including without limitation, the ingredient sources, the correct percentages, mixing and cooking (heating and cooling) instructions, and any special processing procedures necessary for exact duplication and quality control.

                  (z) Inventories. Except as set forth in Schedule 3.1(z), the inventories of Company reflected in Company's Base Balance Sheet are in good and merchantable condition and are stated in accordance with generally accepted accounting principles with adequate adjustments for obsolete, obsolescent, or otherwise not readily marketable items. Since the date of Company's Base Balance Sheet, there have not been and there are not required to be any write-downs in the value of Company's inventories or write-offs with respect to such inventories. The raw materials, work in progress, and finished goods inventory of Company are all in good condition and are usable and currently being used in the present production and sales activities of Company, and Company does not have on hand or on order any raw materials, work in progress, or finished goods inventory in excess of its reasonable requirements for products that are included in its current line and for which Company is now taking orders. Without limiting the foregoing, (i) Company does not have more than a twelve-month supply of raw materials, work in progress or finished goods inventory, all of which is saleable at prices currently quoted by Company, and (ii) all work in progress and finished goods inventory are in accordance with customers' specifications and the sale thereof to customers in accordance with product specifications will not result in any liability of any kind.

                  (aa) Agreement Not in Breach of Other Instruments Affecting Company. Except as set forth in Schedule 3.1(aa), the execution and delivery of this Agreement, the consummation of the transactions contemplated hereby, and the fulfillment of the terms hereof, will not violate any provision of the articles of incorporation or bylaws of Company, nor will they result in the breach of any term or provision of, or result in the termination or modification of, or constitute a default under, or permit any party to modify or terminate, any loan agreement, note, debenture, indenture, mortgage, deed of trust, lease, contract, agreement, or other material obligation of any description to which Company is a party or by which it is bound, or any judgment, decree, order, or award of any court, government body, or arbitration, or any applicable law, rule, or regulation.

                  (bb) Consents and Approvals. Except as set forth on Schedule 3.1(ab), Company and Shareholders have obtained all necessary consents and approvals of other persons to the performance by Shareholders of the transactions contemplated by this Agreement.

                  (cc) Accuracy of Statements. Neither this Agreement nor any statement, list, certificate, or other information furnished or to be furnished by Company or any Shareholder to Buyer in connection with this Agreement or any of the transactions contemplated hereby and acknowledged in writing as having been received by Buyer, contains or will contain an untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements contained herein or therein, in light of circumstances in which they are made, not misleading.

                  (dd) Payment of Indebtedness. All indebtedness owing to Company by any director, officer, or shareholder of Company has been paid in full.

         Any document, item, or disclosure listed or attached to any one of the schedules of the Company Disclosure Schedule shall be deemed incorporated by this reference into such other schedules of the Company Disclosure Schedule to which such document, item, or disclosure may also apply. As such, the schedules attached to the Company Disclosure Schedule shall be deemed fully integrated and all documents, items, or disclosures shall also be deemed listed, attached, and disclosed under each other schedule of the Company Disclosure Schedule.

         Buyer recognizes that the mere fact that a Shareholder makes a representation herein that proves to be false does not mean that it was an intentional misrepresentation if the Shareholder did not have knowledge that such representation was false when made.

         3.2 Representations and Warranties of Buyer. Except as otherwise set forth in the Buyer Disclosure Schedule heretofore delivered by Buyer to Company, and except as disclosed in any document heretofore filed by Buyer with the Securities and Exchange Commission ("SEC") and delivered by Buyer to Company and acknowledged as having been received by or on behalf of Company, Buyer represents and warrants to Shareholders as follows:

                  (a) Due Incorporation, Good Standing, and Qualification. Each of Buyer and its subsidiaries is a corporation duly organized, validly existing, and in good standing under the laws of its jurisdiction of incorporation with all requisite corporate power and authority to own, operate, and lease its assets and properties and to carry on its business as now being conducted. Neither Buyer nor any of its subsidiaries is subject to any material disability by reason of the failure to be duly qualified as a foreign corporation for the transaction of business or to be in good standing under the laws of any jurisdiction. As used in this Agreement with reference to Buyer, the term "subsidiaries" shall include all direct or indirect subsidiaries of Buyer, other than Company. No warranty relating to Buyer or its subsidiaries shall be deemed to be breached as a result of any circumstances that would constitute a breach of warranty by Company.

                  (b) Corporate Authority. Buyer has the corporate power and authority to enter into this Agreement and carry out the transactions contemplated hereby. The Board of Directors of Buyer has duly authorized the execution, delivery, and performance of this Agreement. No other corporate proceedings on the part of Buyer or its subsidiaries, including the approval of Buyer's stockholders, are necessary to authorize the execution and delivery by Buyer of this Agreement or the consummation by Buyer of the transactions contemplated hereby. This Agreement has been duly executed and delivered by, and constitutes a legal, valid, and binding agreement of Buyer, enforceable against it in accordance with its terms, except that (i) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium, or other similar laws now or hereafter in effect relating to creditors' rights, and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefore may be brought. Buyer has not filed for, nor does Buyer contemplate, nor has Buyer considered, the filing of a bankruptcy, insolvency, reorganization, or moratorium.

                  (c) Capital Stock. As of May 15, 1997, Buyer has authorized capital stock consisting of 10,000,000 shares of Common Stock, $0.0001 par value, of which 3,948,703 shares are issued and outstanding, and 1,000,000 shares of serial preferred stock, $0.0001 par value, of which no shares are issued and outstanding. As of such date, 399,278 shares of Buyer Common Stock were reserved for issuance upon the exercise of outstanding stock options. As of such date, 223,000 shares of Buyer Common Stock were reserved for issuance upon the exercise of outstanding warrants. All of the issued and outstanding shares of capital stock of Buyer and each of its subsidiaries have been duly authorized and validly issued and are fully paid and nonassessable.

                  (d) Options, Warrants, and Rights. Neither Buyer nor any of its subsidiaries has outstanding any options, warrants, or other rights to purchase, or securities or other obligations convertible into or exchangeable for, or contracts, commitments, agreements, arrangements or understandings to issue, any shares of its capital stock or other securities, other than those referred to in Section 4.2(c).

                  (e) Subsidiaries. The outstanding shares of capital stock of the subsidiaries of Buyer owned by Buyer or any of its subsidiaries are owned free and clear of all claims, liens, charges, and encumbrances. Buyer does not own, directly or indirectly, any capital stock or other equity securities of any corporation or have any direct or indirect equity or ownership interest in any corporation or other business, other than with respect to its subsidiaries.

                  (f) Financial Statements. The Consolidated Balance Sheet of Buyer and its subsidiaries as of December 31, 1996, as well as the Consolidated Statements of Income, the Consolidated Statements of Stockholders' Equity and the Consolidated Statements of Cash Flows of Buyer and its subsidiaries for the period ended December 31, 1996, and all related schedules and notes to the foregoing, have been reported on by Arthur Andersen LLP, independent public accountants. All of the foregoing financial statements have been prepared in accordance with generally accepted accounting principles which were applied on a consistent basis (except as described therein), are correct and complete, and present fairly, in all material respects the financial position, results of operations, and changes of financial position of Buyer and its subsidiaries as of their respective dates and for the periods indicated. Neither Buyer nor any of its subsidiaries has any material liabilities or obligations of a type that would be included in a balance sheet prepared in accordance with generally accepted accounting principles, whether related to tax or non-tax matters, accrued or contingent, due or not yet due, liquidated or unliquidated or otherwise, except as and to the extent disclosed or reflected in the Consolidated Balance Sheet of Buyer and its subsidiaries as of December 31, 1996 ("Buyer's Base Balance Sheet"), or incurred since December 31, 1996, in the ordinary course of business and as contemplated by this Agreement.

                  (g) Actions in the Ordinary Course of Business. Since December 31, 1996, neither Buyer nor any of its subsidiaries (i) has taken any action outside the ordinary and usual course of business; (ii) has borrowed any money or become contingently liable for any obligation or liability of another; (iii) has failed to pay any of its debts and obligations as they become due; (iv) has incurred any debt, liability, or obligation of any nature to any party, except for obligations arising from the purchase of goods or the rendition of services in the ordinary course of business; or (v) has failed to use its best efforts to preserve its business organization intact, to keep available the services of its employees and independent contractors, or to preserve its relationships with its customers, suppliers, and others with which it deals.

                  (h) No Material Change. Since December 31, 1996, there has not been and there is not threatened (i) any material adverse change in the financial condition, business, properties, assets, or operating results of Buyer and its subsidiaries taken as a whole, (ii) any loss or damage (whether or not covered by insurance) to any of the assets or properties of Buyer or its subsidiaries, which materially affects or impairs their ability to conduct their business, or (iii) any mortgage or pledge of any material amount of the assets or properties of Buyer and its subsidiaries taken as a whole, or any indebtedness incurred by Buyer and its subsidiaries, other than indebtedness, not material in the aggregate, incurred in the ordinary course of business.

                  (i) Title to Assets and Properties. Buyer and its subsidiaries have good and marketable title to all of their respective real and personal assets and properties, including all assets and properties reflected in Buyer's Base Balance Sheet, or acquired subsequent to the date of Buyer's Base Balance Sheet, except assets or properties disposed of subsequent to that date in the ordinary course of business. Such assets and properties are subject to no mortgage, indenture, pledge, lien, claim, encumbrance, charge, security interest or title retention, or other security arrangement, except for liens for the payment of federal, state, and other taxes, the payment of which is neither delinquent nor subject to penalties, and except for other liens and encumbrances incidental to the conduct of the business of Buyer and its subsidiaries or the ownership of their assets or properties, which were not incurred in connection with the borrowing of money or the obtaining of advances, and which do not in the aggregate materially detract from the value of the net assets or properties of Buyer and its subsidiaries taken as a whole or materially impair the use thereof in the operation of their respective businesses, except in each case as disclosed or reflected in Buyer's Base Balance Sheet or any documents filed with the SEC. All leases pursuant to which Buyer or any of its subsidiaries lease any substantial amount of real or personal property are valid and effective in accordance with their respective terms.

                  (j) Litigation. There are no actions, suits, proceedings, or other litigation pending or, to the knowledge of Buyer, threatened against Buyer or any of its subsidiaries, at law or in equity, or before or by any federal, state, municipal, or other governmental department, commission, board, bureau, agency, or instrumentality that, if determined adversely to Buyer or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the business, assets, properties, operating results, or prospects or on the condition, financial or otherwise, of Buyer and its subsidiaries taken as a whole.

                  (k) Rights and Licenses. Neither Buyer nor any of its subsidiaries is subject to any material disability or liability by reason of its failure to possess any patent, patent right, trademark, trademark right, trade name, trade name right, or license.

                  (l) No Violation. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not violate or result in a breach by Buyer or any of its subsidiaries of, or constitute a default under, or conflict with, or cause any acceleration of any obligation with respect to, (i) any provision or restriction of any charter, bylaw, loan, indenture, or mortgage of Buyer or any of its subsidiaries, or (ii) any provision or restriction of any lien, lease agreement, contract, instrument, order, judgment, award, decree, ordinance, or regulation or any other restriction of any kind or character to which any assets or properties of Buyer or any of its subsidiaries is subject or by which Buyer or any of its subsidiaries is bound.

                  (m) Taxes. Buyer has duly filed in correct form all Tax Returns relating to the activities of Buyer and its subsidiaries required or due to be filed (with regard to applicable extensions) on or prior to the date hereof. All such Tax Returns are accurate and complete in all material respects, and Buyer has paid or made provision for the payment of all Taxes that have been incurred or are due or claimed to be due from it by federal, state, or local taxing authorities for all periods ending on or before the date hereof, other than Taxes or other charges that are not delinquent or are being contested in good faith and have not been finally determined and have been disclosed to Seller. The amounts set up as reserves for Taxes on the books of Buyer and its subsidiaries are sufficient in the aggregate for the payment of all unpaid Taxes (including any interest or penalties thereon), whether or not disputed, accrued, or applicable. No claims for taxes or assessments are being asserted or threatened against Buyer or any of its subsidiaries.

                  (n) Accounts Receivable. The accounts receivable of Buyer and its subsidiaries have been acquired in the ordinary course of business, are valid and enforceable, and are fully collectible, subject to no known defenses, setoffs, or counterclaims, except to the extent of the reserve reflected in the books of Buyer and its subsidiaries or in such other amount which is not material in the aggregate.

                  (o) Contracts. Except for the transactions contemplated by this Agreement, neither Buyer nor any of its subsidiaries is a party to (i) any plan or contract providing for bonuses, pensions, options, stock purchases, deferred compensation, retirement payments, or profit sharing, (ii) any collective bargaining or other contract or agreement with any labor union, (iii) any lease, installment purchase agreement, or other contract with respect to any real or personal property used or proposed to be used in its operations excepting, in each case, items included within aggregate amounts disclosed or reflected in Buyer's Base Balance Sheet, (iv) any employment agreement or other similar arrangement not terminable by it upon 30 days or less notice without penalty to it, (v) any contract or agreement for the purchase of any commodity, material, fixed asset, or equipment in excess of $100,000, (vi) any contract, agreement, mortgage, or lease creating an obligation of $100,000 or more, (vii) any contract or agreement which by its terms does not terminate or is not terminable by it without penalty to it, (viii) any loan agreement, indenture, promissory note, conditional sales agreement, or other similar type of arrangement, or (ix) any material license agreement. All material mortgages, leases, contracts, agreements, and other arrangements to which Buyer or any of its subsidiaries is a party are valid and enforceable in accordance with their terms, except that (i) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium, or other similar laws now or hereafter in effect relating to creditor's rights, and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefore may be brought; Buyer, its subsidiaries, and all other parties to each of the foregoing have performed all material obligations required to be performed to date; neither Buyer, nor any of its subsidiaries, nor any such other party is in material default or in arrears under the terms of any of the foregoing; and no condition exists or event has occurred that, with the giving of notice or lapse of time or both, would constitute a default under any of them.

                  (p) Compliance with Law and Other Regulations. Each of Buyer and its subsidiaries is in compliance in all material respects with all requirements (including those relating to environmental matters) of federal, state, and local law and all requirements of all governmental bodies and agencies having jurisdiction over it, the conduct of its business, the use of its assets and properties, and all premises occupied by it. There is no environmental contamination, toxic waste or other discharge, spill, construction component, structural element or condition, adversely affecting any of the properties of Buyer or its subsidiaries, nor has Buyer or any of its subsidiaries received any official notice or citation that the properties of Buyer or its subsidiaries in any way contravene any federal, state, or local law or regulation relating to environmental, health, or safety matters, including without limitation any requirements of the Comprehensive Environmental Response Compensation and Liability Act ("CERCLA") nor any OSHA requirements. Without limiting the foregoing, each of Buyer and its subsidiaries has properly filed all reports, paid all monies, and obtained all licenses, permits, certificates, and authorizations needed or required for the conduct of its business and the use of its assets and properties and the premises occupied by it in connection therewith and is in compliance in all material respects with all conditions, restrictions, and provisions of all of the foregoing. Neither Buyer nor any of its subsidiaries has received any notice from any federal, state, or local authority or any insurance or inspection body that any of its assets, properties, facilities, equipment, or business procedures or practices fails to comply in any material respect with any applicable law, ordinance, regulation, building, or zoning law or requirement of any public authority or body.

                  (q) Employee Benefit and Employment Matters. Buyer and its "ERISA Affiliates" (as determined under Section 414(b), (c), (m) or (o) of the Internal Revenue Code of 1986, as amended (the "Code")) (i) maintain, administer, or contribute to, or at any time during the past six years have maintained, administered, or contributed to, only those employee pension benefit plans (as defined in Section 3(2) of the Employment Retirement Income Security of 1974, as amended ("ERISA"), whether or not excluded from coverage under specific Titles or Subtitles of ERISA) described in the Buyer Disclosure Schedule (the "Buyer Pension Plans"); and (ii) maintain, administer, or contribute to only those employee welfare benefit plans (as defined in Section 3(1) of ERISA, whether or not excluded from coverage under specific Titles or Subtitles of ERISA) described in the Buyer Disclosure Schedule (the "Buyer Welfare Plans"). Buyer and all ERISA Affiliates maintain, administer, or contribute to only those bonus, deferred compensation, stock purchase, stock option, severance plan, insurance, or similar arrangements described in the Buyer Disclosure Schedule ("Buyer Employee Benefit Plans"). Except as disclosed in the Buyer Disclosure Schedule, the Internal Revenue Service has determined that each Buyer Pension Plan intended to be "qualified" under Section 401(a) of the Code is so qualified and that the trust forming a part thereof is tax exempt under Section 501(a) of the Code from the date of its establishment until the date hereof, and Buyer does not know of any matter that would adversely affect such qualified or tax-exempt status of such plan or trust. Full payment has been made, or will be made in accordance with Sections 404(a)(6) and 412 of the Internal Revenue Code, of all amounts that either Buyer or any ERISA Affiliate is required to pay under the terms of each of the Buyer Pension Plans and Buyer Welfare Plans, and all such amounts are properly accrued on Buyer's Base Balance Sheet; and none of the Buyer Pension Plans or any trust established thereunder has incurred any "accumulated funding deficiency" (as defined in Sections 302 of the ERISA and 412 of the Code), whether or not waived, as of the last day of the most recent fiscal year of each of such Plans ended prior to the date of this Agreement. Neither any Buyer Pension Plan or Buyer Welfare Plan nor any Buyer Pension Plan or Buyer Welfare Plan fiduciary has engaged in any transaction in violation of Section 406 of ERISA or any "prohibited transaction" (as defined in Section 4975(c)(1) of the Code) other than any such transaction that is exempt under Section 408 of ERISA or section 4975(d) of the Code. Buyer has furnished to Seller true and complete copies of each Buyer Pension Plan, Buyer Welfare Plan, and Buyer Employment Benefit Plan and related trust agreements or annuity contracts, Internal Revenue Service determination letters and summary plan descriptions; all of the foregoing plans, agreements, and commitments are valid, binding, in full force and effect, and there are no defaults thereunder; and none of the rights of Buyer or any of its ERISA Affiliates thereunder will be impaired by this Agreement or the consummation of the transaction contemplated by this Agreement. Neither Buyer nor any of its subsidiaries is a party to any collective bargaining agreement and, to the best of Buyer's knowledge, there is no material request for union representation pending or threatened against Buyer or any of its subsidiaries. Neither Buyer nor any of its ERISA Affiliates has incurred any liability to the Pension Benefit Guaranty Company ("PBGC") as a result of the voluntary or involuntary termination of any Buyer Pension Plan subject to Title IV of ERISA; there is currently no active filing by Buyer or any of its ERISA Affiliates with the PBGC (and no proceeding has been commenced by the PBGC) to terminate any Buyer Pension Plan subject to Title IV of ERISA maintained or funded, in whole or in part, by Buyer or any of its ERISA Affiliates; and neither Buyer nor any of its ERISA Affiliates has made a complete or partial withdrawal from a multi-employer plan, as such term is defined in Section 3(37) of ERISA, resulting in "withdrawal liability," as such term is defined in Section 4201 of ERISA (without regard to subsequent reduction or waiver of such liability under either Section 4207 or 4208 of ERISA). The employment of each employee of Buyer and its subsidiaries is terminable at will without cost to Buyer or any of its subsidiaries. Each of Buyer and its subsidiaries has complied with all other applicable federal, state, and local laws relating to the employment of labor including, but not limited to, the provisions thereof relative to wages, hours, collective bargaining, working conditions, and payment of taxes of any kind, and neither Buyer nor any of its subsidiaries is liable for any arrears of wages or any taxes or penalties for failure to comply with any of the foregoing or has any obligations for any vacation, sick leave, or other compensatory time.

                  (r) Insurance. Buyer and each of its subsidiaries maintain in full force and effect insurance coverage with reputable insurers, and such policies provide adequate coverage for all normal risk incident to Buyer's assets, properties, and the conduct of its business and are in character and amount at least equivalent to that carried by persons engaging in a business subject to the same or similar perils or hazards.

                  (s) No Payments to Directors, Officers, Stockholders, or Others. Since December 31, 1996, there has not been any purchase or redemption of any shares of capital stock of Buyer or its subsidiaries or any transfer, distribution, or payment by Buyer or its subsidiaries, directly or indirectly, of any assets or properties to any director, officer, principal stockholder, or other person other than the payment of compensation for services actually rendered at rates not in excess of the rates prevailing on December 31, 1996.

                  (t) No Prohibited Payments. Neither Buyer and its subsidiaries nor, to the knowledge of Buyer, any officers, directors, employees, independent contractors, or agents, acting on behalf of Buyer or its subsidiaries, has at any time (i) made any contributions to any candidate for political office in violation of law or failed to disclose fully any contributions to any candidate for political office in accordance with any applicable statute, rule, regulation, or ordinance requiring such disclosure, (ii) made any payment to any local, state, federal, or foreign governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or allowed by applicable law, (iii) made any payment outside the ordinary course of business to any purchasing or selling agent or person charged with similar duties of any entity to which Buyer or its subsidiaries sell products or render services or from which Buyer or its subsidiaries buy products or services for the purpose of influencing such agent or person to buy products or services from or sell products or services to Buyer or its subsidiaries, or
(iv) engaged in any transaction, maintained any bank account, or used any corporate funds, except for transactions, bank accounts, and funds that have been and are reflected in the normally maintained books and records of Buyer.

                  (u) Certificate of Incorporation, Bylaws, and Minute Books. Buyer has heretofore delivered to the Shareholders true and complete copies of the Certificate of Incorporation and bylaws of Buyer as currently in effect. The minute books of Buyer contain complete and accurate records of all meetings and other corporate actions held or taken by the Board of Directors (or committees of the Boards of Directors) or stockholders of Buyer since its incorporation.

                  (v) SEC Reports. Buyer's Prospectus dated November 21, 1996, and all subsequent reports and proxy statements filed by Buyer thereafter with the SEC pursuant to Section 13(a) or 14(a) of the Securities Exchange Act of 1934 have been delivered by Buyer to Company and do not contain, as of the date of such delivery, a misstatement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading as of the time the document was filed. No report, proxy statement, or other document has been required to be filed by Buyer pursuant to
Section 13(a) or 14(a) of the Securities Exchange Act of 1934 that has not been filed. All such reports, registrations, and statements, which are filed between the date hereof and the Closing Date, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances in which they are made, not misleading.

                  (w) Accuracy of Statements. Neither this Agreement nor any statement, list, certificate, or other information furnished or to be furnished by Buyer to the Shareholders in connection with this Agreement or any of the transactions contemplated hereby contains or will contain an untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements contained herein or therein, in light of the circumstances in which they are made, not misleading.

                  (x) Financing Commitments. Buyer represents and warrants that it has received investment and/or credit commitments sufficient to fulfill its obligations to Shareholders under this Agreement, which Buyer hereby covenants will not be impaired by or committed to any other transaction if the result would be to limit or interfere with Buyer's ability to close the transactions contemplated by this Agreement on or before 2:00 p.m., Phoenix time, on July 1, 1997 for the full amount of the Purchase Price stated in Section 2 hereof.

                  (y) Intellectual Property. Each of Buyer and its subsidiaries owns or holds all of the rights necessary and appropriate to use all formulas, packaging, logos, trademarks, trade names, trade secrets, fictitious names, service marks, patents, and copyrights that are used in or necessary to the operation of its business (collectively, "Intellectual Property"). None of the matters covered by the Intellectual Property, nor any of the products or services sold or provided by Buyer or any of its subsidiaries, nor any of the processes used or the business practices followed by Buyer or any of its subsidiaries, infringes or has infringed upon any trademark, trade name, trade secret, fictitious name, service mark, patent, or copyright owned by any person or entity (or any application with respect thereto), or constitutes unfair competition. No person or entity is producing, providing, selling, or using products or services in a manner that would constitute an infringement of any of the Intellectual Property. To the best knowledge of Buyer, no person or entity is producing, providing, selling, or using products that would constitute an infringement of any of the formulas or Buyer's trade secrets with respect thereto.

          3.3 Further  Representations  and  Warranties  of  Shareholders.  Each
Shareholder  represents,   warrants,  and  acknowledges  individually  for  such
Shareholder to Buyer as follows:

                  (a) Ownership of Capital Stock of Company. Such Shareholder owns the number of shares of Common Stock of Company set forth next to such Shareholder's signature to this Agreement. Such Shareholder has good, marketable, and unencumbered title to such stock, and there are no restrictions on such Shareholder's right to transfer such stock to Buyer pursuant to this Agreement. No transfer of record ownership of, or beneficial interest in, any of such stock will be made between the date hereof and the Closing.

                  (b) Rights To Acquire Shares. Such Shareholder does not have any outstanding options, warrants, or other rights to purchase or subscribe to, or contracts or commitments to sell, or any interests, instruments, evidences of indebtedness, or other securities convertible in any manner into, shares of Company's capital stock.

                  (c) Power of Shareholders to Execute Agreement. Such Shareholder has the full power and authority to execute, deliver, and perform this Agreement, and this Agreement is the legal and binding obligation of such Shareholder and is enforceable against such Shareholder in accordance with its terms, except that (i) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium, or other similar laws now or hereafter in effect relating to creditors' rights, and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefore may be brought.

                  (d) Agreement Not in Breach of Other Instruments Affecting Shareholders. Except as set forth in Schedule 3.3(d), the execution and delivery of this Agreement, the consummation of the transactions hereby contemplated, and the fulfillment of the terms hereof will not result in the breach of any term or provision of, or constitute a default under, or conflict with, or cause the acceleration of any obligation under any agreement or other instrument of any description to which such Shareholder is a party or by which such Shareholder is bound, or any judgment, decree, order, or award of any court, governmental body, or arbitrator, or any applicable law, rule, or regulation.

                                    SECTION 4
                                   THE CLOSING

         4.1 Closing. The closing (the "Closing") of the transactions contemplated by this Agreement shall take place at the offices of O'Connor, Cavanagh, Anderson, Killingsworth & Beshears, P.A., One East Camelback, Suite 1100, Phoenix, Arizona on the date hereof at 10:00 a.m., Phoenix time, or at such other date, time, and place as may be agreed upon in advance, in writing by Buyer and Seller, which date is referred to herein as the "Closing Date."

          4.2 Deliveries by Shareholders. At the Closing, Shareholders shall deliver:

                  (a) Stock Certificates. Certificates for 118,518 shares of Company's Common Stock endorsed in blank, or with stock powers executed in blank attached, with all required transfer stamps, if any, affixed.

                  (b)  Resignation  of  Officers  and  Directors.   The  written
resignations of all directors and officers of Company.

                  (c) General Releases. General releases of Company, and by and among Shareholders, executed by each director, officer, and Shareholder of Company in the form of Schedule 4.2(c).

                  (d) Consents. Except as set forth in Schedule 3.1(aa), the written consents to assignment of all parties whose written consent is necessary to the continued effectiveness and validity, after assignment as provided herein, of all contracts, agreements, indentures, or leases to which Company is a party, and written evidence of other consents and approvals of the transactions contemplated hereby.

                  (e) Opinion of Counsel for Company and Shareholders. The opinion of Paul E. Greenwald & Associates, counsel for Company and Shareholders, dated the Closing Date, in form and substance satisfactory to Buyer and its counsel, to the effect that:

                              (i)  Company  is  a  corporation  duly  organized,
validly existing, and in good standing under the laws of the state of California and has the corporate power and authority under the laws of such state to own, lease, and operate its properties, and to carry on its business as now being conducted;

                              (ii)  Company was  incorporated  under the laws of
the state of California on October 13, 1988 and has an authorized capital consisting of 200,000 shares of Common Stock, no par value, of which 118,518 shares are validly issued and outstanding, fully paid, and nonassessable;

                              (iii)  Except  as  set  forth  in  the   Company's
Disclosure Schedules, the execution and delivery of this Agreement, the consummation of the transactions contemplated hereby, and the fulfillment of the terms hereof, will not violate any provision of Company's articles of incorporation or bylaws nor will they result in the breach of any term or provision of, or constitute a default under, or conflict with, or cause the acceleration of any obligation under, any loan agreement, note, debenture, indenture, mortgage, deed of trust, lease, contract, agreement or other obligation of any description of which such counsel has knowledge to which Company or any Shareholder is a party or by which any of them is bound, or any judgment, decree, order, or award of any court, governmental body, or arbitrator of which such counsel has knowledge, or any applicable law, rule or regulation;

                              (iv) Each Shareholder has the power to execute and
deliver this Agreement, and this Agreement has been duly authorized, executed, and delivered by each of them and constitutes the legal, valid, and binding obligation of each of them;

                              (v) Such  counsel  knows of no actions,  suits or,
proceedings pending or threatened against Company at law or in equity, or before or by any federal, state, municipal, or other governmental department, commission, board, bureau, agency, or instrumentality that would result in a breach of the representation and warranty set forth in Section 3.1(n) of this Agreement, or of any litigation affecting the right of any Shareholder to enter into or perform this Agreement; and

                              (vi) Except as set forth in the Company Disclosure
Schedules, the consummation of the transactions contemplated by this Agreement will not violate or result in a breach of or constitute a default by any Shareholder or Company under any provision of any material indenture, mortgage, lien, lease, agreement, contract, instrument, order, judgment, decree, award, ordinance, regulation, or any other restriction of any kind or character known to such counsel, to which any Shareholder or Company is a party or by which any of them are bound.

                              (vii)  Shareholders  have  effectively   conveyed,
transferred, and assigned to Buyer, good and marketable title to the Stock, free and clear of all liens, pledges, claims, and encumbrances.

         Such opinion may be based as to factual matters upon a certificate or certificates of Shareholders or of an officer or officers of Company and such other matters as such counsel deems appropriate, and such counsel may rely on opinions of other counsel reasonably satisfactory to Buyer, which opinion is delivered in connection with this Agreement.

                  (f) Books and Records. All of the books, records, and files of Company, including Company's corporate minute books, stock books or records, and employee and tax records.

                  (g)  Consulting   Agreement.   A  fully  executed   Consulting
Agreement between James Markham and Buyer in the form agreed to between James Markham and Buyer.

                  (h) Facilitation Agreement. A fully executed Facilitation Agreement between James Markham and Buyer in the form agreed to between James Markham and Buyer.

                  (i) Facilitation Agreement. A fully executed Facilitation Agreement between Arthur Benfield Bush and Buyer in the form agreed to between Arthur Benfield Bush and Buyer.

                  (j) Formulas. The formulas contemplated by Schedule 3.1(y).

         All assignments, consents, certificates, and other documents delivered by Shareholders shall be in form reasonably satisfactory to counsel for Buyer.

        4.3 Deliveries by Buyer. At the Closing, Buyer shall deliver:

                  (a) Purchase Price. Payment of the purchase price provided for in Section 2 in immediately available funds by cashier's check or wire transfer.

                  (b) Opinion of Counsel for Buyer. The opinion of O'Connor, Cavanagh, Anderson, Killingsworth & Beshears, a professional association, counsel for Buyer, dated the Closing Date, satisfactory in form and substance to Shareholders and their counsel, to the effect that:

                              (i)  Buyer  and  each  of  its   subsidiaries  are
corporations duly organized, validly existing, and in good standing under the laws of the state of their incorporations and have the corporate power and authority under the laws of such state to own, lease, and operate their properties, to carry on their businesses as then being conducted, and to consummate the transactions contemplated hereby;

                              (ii) all necessary  corporate  proceedings  of the
Board of Directors and stockholders of Buyer and its subsidiaries to approve and adopt this Agreement and authorize the execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement have been duly and validly taken;

                              (iii) Buyer has the corporate  power and authority
to execute and deliver this Agreement and the other agreements referred to in this Agreement, and this Agreement and the other agreements referenced to herein have been duly authorized, executed, and delivered by it and constitutes its legal, valid, and binding obligation;

                              (iv) such counsel knows of no actions,  suits,  or
proceedings pending or threatened against Buyer or any of its subsidiaries at law or in equity, or before or by any federal, state, municipal, or other governmental department, commission, board, bureau, agency, or instrumentality that would result in a breach of the representation and warranty set forth in
Section 3.2(j) of this Agreement; and

                              (v) The execution and delivery of this  Agreement,
the consummation of the transactions contemplated hereby, and the fulfillment of the terms hereof, will not violate any provision of Buyer's certificate of incorporation or bylaws nor will they result in a breach of or constitute a default by Buyer or any of its subsidiaries under any provision of any material indenture, mortgage, lien, lease, agreement, contract, instrument, order, judgment, decree, award, ordinance, regulation, or any other restriction of any kind or character known to such counsel, to which Buyer or any of its subsidiaries is a party or by which any of them are bound.

          With  respect to the opinions  expressed  pursuant to clauses (iv) and
(v) of this subparagraph, such opinion may be based upon a certificate or certificates of an officer or officers of Buyer or its subsidiaries and such other matters as such counsel deems appropriate, and such counsel may rely on opinions of other counsel reasonably satisfactory to Shareholders, which opinion is delivered in connection with this Agreement.

                  (c) Consents and Approvals. Written evidence of all consents and approvals of the transactions contemplated hereby.

                  (d)  Consulting   Agreement.   A  fully  executed   Consulting
Agreement between James Markham and Buyer in the form agreed to between James Markham and Buyer.

                  (e) Facilitation Agreement. A fully executed Facilitation Agreement between James Markham and Buyer in the form agreed to between James Markham and Buyer.

                  (f) Facilitation Agreement. A fully executed Facilitation Agreement between Arthur Benfield Bush and Buyer in the form agreed to between Arthur Benfield Bush and Buyer.

                  (g) Audit Report. Buyer shall furnish Shareholders with a copy of Arthur Andersen LLP's audit report (and request Arthur Andersen LLP to provide Company with all other documents, reports, opinions, observations, reviews, and analysis delivered by Arthur Andersen to Buyer) with respect to Company, at no cost to Shareholders. Buyer will instruct Arthur Andersen to furnish Shareholders a copy of the aforementioned documents concurrent with the delivery to Buyer.

         All certificates and other documents delivered by Buyer shall be in form reasonably satisfactory to counsel for Shareholders.

         4.4 Further Assurances. Shareholders and Buyer shall execute and deliver all such other instruments and take all such other action as any party may reasonably request from time to time, before or after the Closing, in order to effectuate the transactions provided for herein. The parties shall cooperate with each other and with their respective counsel and accountants in connection with any steps to be taken as a part of their respective obligations under this Agreement, including the preparation of financial statements. Shareholders agree to cause Company to make all of its books and records available to Arthur
Andersen LLP and to cooperate fully with Buyer and Arthur Andersen LLP, including making any standard representations and signing any standard audit representations letters, in order to complete any audit that may be required under applicable rules and regulations of the Securities and Exchange Commission, as determined by Arthur Andersen LLP.

         4.5 Post-Closing Covenants. In addition to the foregoing covenants, the parties hereby covenant and agree to the following post-closing obligations:

                  (a) Maintenance of Insurance. Buyer shall maintain in full force and effect insurance coverage for Company for all normal risks incident to Company's assets, properties, and the conduct of its business, and in character and amount at least equivalent to that carried by persons engaging in a business subject to the same or similar perils or hazards, and shall maintain such coverage at least through the Indemnification Period (as defined in Section 7 hereof) with carriers with an industry rating equal to or greater than that of the carriers with whom Company maintained such coverage prior to the Closing.

                  (b) Satisfaction of Accounts Payable. Buyer shall timely pay in full the accounts payable obligations of Company arising in the ordinary course of business and existing as of the Closing.

                  (c) Performance of Company Obligations. Buyer shall perform all contracts, obligations, agreements, arrangements, and other commitments of Company reflected in Company's Base Balance Sheet or otherwise disclosed to Buyer in connection with this Agreement, in accordance with the terms of such contracts, obligations, agreements, and other commitments.

                  (d)  Access  to  Records.   Buyer  shall  make   available  to
Shareholders and their representatives for inspection at all reasonable times, all of the records, agreements, and financial statements of Company as the Shareholders shall reasonably request, and allow Shareholders and their representatives the right to make whatever copies of such materials they require to enable such Shareholders to assemble information necessary for the preparation of personal tax returns and for such other reasonable purposes.

                                    SECTION 5
                        WAIVER, MODIFICATION, ABANDONMENT

         5.1 Waivers. The failure of any Shareholder to comply with any of its obligations, agreements, or conditions as set forth in this Agreement may be waived expressly in writing by Buyer, by action of its Board of Directors. The failure of Buyer to comply with any of its obligations, agreements, or conditions as set forth in this Agreement may be waived expressly in writing by Shareholders.

         5.2 Modification. This Agreement may be modified at any time in any respect by the mutual written consent of all of the parties.

                                    SECTION 6
                                 NON-COMPETITION

         6.1 Non-competition. Because of the importance of Shareholders to the development and operation of the business of Company, as well as their knowledge of and reputation in Company's industry, Buyer is unwilling to enter into and perform this Agreement unless Shareholders all enter into the non-competition agreement contained in this Section 6. To induce Buyer to enter into this Agreement and for the benefit of Buyer, Shareholders agree as follows:

         6.2 Duration and Extent of Restriction. Subject to Buyer's full, complete, and timely performance of this Agreement and the agreements referred to herein, Shareholders shall not, for a period ending three years after the Closing Date, within the United States or foreign countries, engage in a business the same as, similar to, or in general competition with the business being conducted by Company, as defined in the recitals of this Agreement, at or within 12 months prior to the Closing Date. The term "engage in" shall include, but shall not be limited to, activities, whether direct or indirect, as proprietor, partner, shareholder, principal, agent, employee, consultant or lender; provided, however, that the ownership of not more than 5% in the aggregate by Shareholders of the stock of a publicly held corporation shall not be included in such term.

         6.3 Restrictions with Respect to Customers. In furtherance of, and without in any way limiting the restriction in Section 6.1, for the period specified in Section 6.2, subject to Buyer's full, complete, and timely performance of this Agreement and the agreements referred to herein, Shareholders shall not, directly or indirectly,

                  (a) request any past, present, or future customers of Company to curtail or cancel their business with Buyer or any of its subsidiaries;

                  (b) disclose the identity of any past, present, or future customers of Company, Buyer, or any subsidiary of Buyer to any other person, firm or corporation engaged in a business the same as, similar to, or in general competition with the business being conducted by Company, as defined in the recitals of this Agreement, within the territorial limits described in Section 6.2;

                  (c) solicit, canvas, or accept, or authorize any other person to solicit, canvas, or accept, from any past, present, or future customers of Company, Buyer or any subsidiary of Buyer, any business for any other person, firm, or corporation engaged in a business the same as, similar to, or in general competition with the business of Company being conducted, as defined in the recitals of this Agreement, within the territorial limits described in
Section 6.2; or

                  (d) induce or attempt to influence any employee of Company, Buyer, or any subsidiary of Buyer to terminate their employment with the exception of James Markham hiring Kelly Luna or Cheryl Markham or Arthur Benfield Bush hiring Gina Bush.

As used in this Section 6.3 "future customer" shall mean a customer with whom business will have been transacted between the date hereof and the end of the term specified in Section 6.2.

         6.4 Remedies for Breach. Shareholders acknowledge that the restrictions contained in this Section 6, in view of the nature of the business in which Company is engaged, are reasonable and necessary to protect the legitimate interests of Buyer and its subsidiaries and that any violation of these restrictions would result in irreparable injury to Buyer and its subsidiaries. Shareholders agree that, in the event of a violation of any of such restrictions, Buyer shall be entitled to preliminary and permanent injunctive relief as well as an equitable accounting of all earnings, profits, and other benefits arising from such violation, which rights shall be cumulative and in addition to any other rights or remedies to which Buyer may be entitled. In the event of a violation by any Shareholder, the period of non-competition referred to in Section 6.2 for such Shareholders shall be extended by a period of time equal to that period beginning when such violation commenced and ending when the activities constituting such violation shall have been finally terminated in good faith.

         6.5 Certain Exceptions.

                  (a) This extension of time of the term shall apply only to the
Shareholder   who  violated   the  terms  of  this   Section  6  regarding   the
non-competition, and shall not effect the other Shareholders.

                  (b) Notwithstanding this Section 6, Yoram Fishman is not to be prohibited from continuing to conduct businesses that may involve beauty, hair care, and skin care products. Such businesses include operating 2-2-0 Laboratories and other manufacturing and distributing businesses and also his ownership of stock in, and his holding office in, companies that are involved in hair and skin care products and other chemical products as well as the distribution for all such products.

                  (c) Notwithstanding this Section 6, this non-competition clause shall not apply to any activities of Bush including but not limited to Arthur Benfield Bush being employed by, consulting with, owning, operating, selling, or conducting training schools, educational programs, seminars, all in any media form or format, videos, tapes, salons, stores, and other related operations, provided that any such activities or businesses shall not promote, use, sell any liquid or wet professional salon hair products that competes with any such products that are sold by Company, either as of the Closing or any time during the time period described in section 6.2. The products shall not include hard goods.

                                    SECTION 7
                                 INDEMNIFICATION

         7.1 Indemnification by Shareholders. Shareholders covenant and agree to defend, indemnify, and hold Buyer harmless for, from, and against any and all damages, losses, liabilities (absolute and contingent), fines, penalties, costs, and expenses (including, without limitation, reasonable counsel fees and costs and expenses incurred in the investigation, defense or settlement of any claim covered by this indemnity) with respect to or arising out of any demand, claim, inquiry, investigation, proceeding, action or cause of action that Buyer may suffer or incur by reason of: (a) the material inaccuracy of any of the representations or warranties of any Shareholder contained in this Agreement, or any of the agreements, certificates, documents, exhibits or schedules delivered pursuant to this Agreement; or (b) the failure to comply with, or the breach, or the default by any Shareholder of any of the covenants, warranties or agreements made by any Shareholder contained in this Agreement, or any of the agreements, certificates, documents, exhibits or schedules delivered pursuant to this Agreement.

         7.2 Indemnification by Buyer. Buyer covenants and agrees to defend, indemnify, and hold Shareholders harmless for, from, and against any and all damages, losses, liabilities (absolute and contingent), fines, penalties, costs, and expenses (including, without limitation, reasonable counsel fees and costs and expenses incurred in the investigation, defense or settlement of any claim covered by this indemnity) with respect to or arising out of any demand, claim, inquiry, investigation, proceeding, action, or cause of action that any Shareholder may suffer or incur by reason of (a) the inaccuracy of any of the representations or warranties of Buyer contained in this Agreement or any of the agreements, certificates, documents, exhibits, or schedules delivered in connection with this Agreement; or (b) the failure to comply with, the breach or the default by Buyer of any of the covenants, warranties, or agreements made by Buyer in this Agreement or any of the agreements, certificates, documents, exhibits, or schedules delivered in connection with this Agreement.

        7.3 Notice and Right to Defend Third-Party Claims. Promptly upon receipt of notice of any claim, demand, or assessment or the commencement of any suit, action, or proceeding with respect to which indemnity may be sought pursuant to this Agreement, the party seeking to be indemnified or held harmless (the "Indemnitee") shall notify in writing, if possible, within sufficient time to respond to such claim or answer or otherwise plead in such action (but in any event within ten days, the party from whom indemnification is sought (the "Indemnitor"). In case any claim, demand, or assessment shall be asserted, or suit, action, or proceeding commenced against the Indemnitee, the Indemnitor shall be entitled, at the Indemnitor's expense, to participate therein, and, to the extent that it may wish, to assume the defense, conduct, or settlement thereof, at its own expense, with counsel satisfactory to the Indemnitee, whose consent to the selection of counsel shall not be unreasonably withheld or delayed, provided that the Indemnitor confirms to the Indemnitee that it is a claim to which its rights of indemnification apply. The Indemnitor shall have the right to settle or compromise monetary claims without the consent of Indemnitee; however, as to any other claim, the Indemnitor shall first obtain the prior written consent from the Indemnitee, which consent shall be exercised in the sole discretion of the Indemnitee. After notice from the Indemnitor to the Indemnitee of Indemnitor's intent so to assume the defense, conduct, settlement, or compromise of such action, the Indemnitor shall not be liable to the Indemnitee for any legal or other expenses (including, without limitation, settlement costs) subsequently incurred by the Indemnitee in connection with the defense, conduct, or settlement of such action while the Indemnitor is diligently defending, conducting, settling, or compromising such action. The Indemnitor shall keep the Indemnitee apprised of the status of the suit, action, or proceeding and shall make Indemnitor's counsel available to the Indemnitee, at the Indemnitor's expense, upon the request of the Indemnitee. The Indemnitee shall cooperate with the Indemnitor in connection with any such claim and shall make personnel, books and records and other information relevant to the claim available to the Indemnitor to the extent that such personnel, books and records and other information are in the possession and/or control of the Indemnitee. If the Indemnitor decides not to participate, the Indemnitee shall be entitled, at the Indemnitor's sole cost and expense, to defend, conduct, settle or compromise such matter with counsel satisfactory to the Indemnitor, whose consent to the selection of counsel shall not be unreasonably withheld or delayed.

          7.4 Limitations Related to Indemnity. Notwithstanding anything to the contrary herein:

                  (a) Each Shareholder shall be individually responsible for indemnification arising out of any breach of a representation and warranty made pursuant to Section 3.3;

                  (b) Except as set forth in Section 7.4(a) above, each Shareholder's responsibility for any indemnification under this Section 7 shall be limited to the result obtained by multiplying the total indemnity by the proportionate ownership interest each Shareholder had in the Stock, as set forth beside their respective signatures to this Agreement;

                  (c) Shareholders shall have no obligation to indemnify any loss by Buyer under this Agreement, unless, and only to the extent that all such losses in the aggregate exceed $250,000;

                  (d) Buyer shall have no obligation to indemnify any loss by Shareholders under this Agreement, unless, and only to the extent that all such losses in the aggregate exceed $250,000;

                  (e) In no event shall the aggregate liabilities of the Shareholders under this Agreement exceed $20,000,000;

                  (f) In no event shall the aggregate liabilities of Buyer under this Agreement exceed $20,000,000; and

                  (g) The obligations of the Shareholders under this Section 7 shall expire on the date that their representations and warranties shall expire, which shall be June 30, 1999 (the "Indemnification Period").

                  (h) Buyer shall make a claim under any applicable insurance policy prior to making a claim for indemnity. The amount of the indemnity payment required by this Section 7 shall be reduced by any recoveries of insurance proceeds received by Company, provided that the applicable Shareholder shall be responsible for any increased insurance premiums for the subsequent two year period.

                  (i) No Shareholder shall be responsible for the violation of the provisions of Section 6 of this Agreement by another Shareholder.

                                    SECTION 8
                                     GENERAL

         8.1 Ownership of Furniture and Equipment. James Markham and Arthur Benfield Bush shall each keep, retain, and own after the Closing, any Company furniture and equipment they each have at their respective homes, in their home offices as of June 1, 1997 as their individual property.

         8.2 Indemnity Against Finders. Each party hereto shall indemnify and hold the other parties harmless against any claim for finders' fees based on alleged retention of a finder by it.

         8.3 Controlling Law. This Agreement, and all questions relating to its validity, interpretation, performance, and enforcement, shall be governed by and construed in accordance with the laws of California, notwithstanding any California or other conflict-of-law provisions to the contrary.

         8.4 Notices. Except to the extent otherwise set forth herein, all notices, requests, demands, and other communications required or permitted under this Agreement shall be in writing and shall be deemed to have been duly given, made and received when personally delivered or when deposited in the United States mails, first class postage prepaid, return receipt requested, or when sent by overnight express delivery with a signature required upon receipt, addressed as set forth below:

                         If to Buyer:

                         Styling Technology Company
                         1146 South Cedar Ridge
                         Duncanville, Texas  75137
                         Phone:  (972) 296-2887
                         Fax:  (972) 296-4634
                         Attention:  Sam Leopold

                         with a copy given in the manner
                         prescribed above, to:

                         O'Connor,  Cavanagh,  Anderson,
                         Killingsworth  & Beshears, P.A.
                         One East Camelback Road, Suite 1100
                         Phoenix,  Arizona 85012
                         Phone: (602) 263-2606
                         Fax: (602) 263-2900
                         Attention: Robert S. Kant, Esq.

                         If to Shareholders:

                         Daniel Genis and Arline Genis, as trustees
                         695 Toro Canyon Road
                         Montecito, California 93108
                         Phone: (805) 565-3370
                         Fax: (805) 565-0625

                         James Markham
                         2 Vienna
                         Newport Beach, California 92660
                         Phone: (714) 759-3555
                         Fax: (714) 759-1185

                         Yoram Fishman or Yuri Levy, as trustees
                         3300 Wonderview Plaza
                         Los Angeles, California 90068
                         Phone: (213) 874-1623
                         Fax: (213) 876-4627

                         Arthur Benfield Bush and Gina L. Bush, personally
                          or as trustees
                         4405 Lucera Circle
                         Palos Verdes Estate, California 90274
                         Phone: (310) 780-0626
                         Fax: (310) 375-4503

                         With a copy to:

                         William Conkle, Esq.
                         Conkle & Olesten, APC
                         3130 Wilshire Boulevard, Suite 500
                         Santa Monica, California 90403
                         Phone: (310) 998-9100
                         Fax: (310) 998-9109

                         With a copy to:

                         C. Michael Chapman, Esq.
                         Three Park Plaza, Suite 1735
                         Irvine, California 92614
                         Phone: (714) 252-8355
                         Fax: (714) 442-8962

                         with a copy given in the manner
                         prescribed above, to:

                         Paul E. Greenwald, Esq.
                         500 North State College Blvd.
                         Suite 420
                         Orange, California 92868
                         Phone: (714) 937-0099
                         Fax: (714) 937-0088

         Any party may alter the address to which communications or copies are to be sent by giving notice to such other parties of change of address in conformity with the provisions of this paragraph for the giving of notice.

         8.5 Binding Nature of Agreement; No Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that no party may assign, delegate, or transfer its rights or obligations under this Agreement without the prior written consent of the other parties hereto. Shareholders recognize and agree that, notwithstanding anything to contrary in this Agreement, Buyer may assign, delegate, or transfer its rights under this Agreement to any of Buyer's lenders. Any assignment, delegation, or transfer made in violation of this Section 8.4 shall be null and void.

         8.6 Entire Agreement. This Agreement, the Schedules hereto, the Non-disclosure Agreement and the Consulting Agreement contain the entire understanding among the parties hereto with respect to the subject matter hereof and supersede all prior and contemporaneous agreements and understandings, inducements or conditions, express or implied, oral or written, except as herein contained. The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof. This Agreement may not be modified or amended other than by an agreement in writing.

         8.7 Precedence of Other Agreements. To the extent there is a conflict between any provision in this Agreement and a provision in the Consulting Agreement and/or Facilitation Agreement, both by and between James Markham and Company, or in the Facilitation Agreement by and between Arthur Benfield Bush, the provision of such other agreement shall prevail over the conflicting provision in this Agreement.

         8.8 Paragraph Headings. The paragraph headings in this Agreement are for convenience only; they form no part of this Agreement and shall not affect its interpretation.

         8.9 Gender. Words used herein, regardless of the number and gender specifically used, shall be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine or neuter, as the context requires.

         8.10 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

         8.11 Mediation/Binding Arbitration. Any dispute between the parties arising out of or related to this Agreement, shall be resolved first through mediation and if not successful by BINDING arbitration. Mediation and/or BINDING arbitration shall be at JAMS/Endispute ("JAMS/Endispute"), in Orange County, California, or its successor. If mediation is unsuccessful, then the dispute shall be resolved by BINDING arbitration in accordance with JAMS/Endispute's then current rules. The parties hereto shall be bound by the results of BINDING arbitration. The prevailing party in BINDING arbitration shall be entitled to recover costs and fees, including actual attorney's fees. The arbitrator shall determine the identity of the prevailing party whether or not the arbitration proceeds to decision. The parties hereto agree to pay one-half of all fees and costs to conduct the mediation and/or BINDING arbitration.

         8.12 Choice of Forum. The parties agree that any and all actions and proceedings arising in connection with this Agreement shall be brought before a tribunal having situs within Orange County, California.

         8.13 Disparaging Comments. Neither Buyer nor Buyer's directors or officers shall make any statements or comments, orally or in writing, intended to defame, disparage, or call into question the character, integrity, or reputation of any Shareholder, and no Shareholder shall make any statements or comments, orally or in writing, intended to defame, disparage, or call into question the character, integrity, or reputation of Buyer or any of its directors or officers; provided, however, the foregoing shall not prohibit the reasonable and legitimate exercise of rights by any such person, the conduct of any legal proceedings, or the ordinary and reasonable conduct of business.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                  STYLING TECHNOLOGY CORPORATION



                                  By: /s/ Sam Leopold
                                     ---------------------------------
                                     Chairman of the Board and
                                     Chief Executive Officer

     Number of Shares:                   Shareholders:
     -----------------                   -------------

         40,000                      /s/ James Markham
                                     ---------------------------------
                                         James Markham


         7,407                       /s/ Arthur Benfield Bush
                                     ---------------------------------
                                         Arthur Benfield Bush


         26,666                      Daniel Genis and Arline Genis,
                                     Co-trustees under the 1992
                                     Genis Family Revocable Trust
                                     dated February 28, 1992

                                     By:/s/ Daniel Genis
                                     ---------------------------------
                                            Daniel Genis

                                     By:/s/ Arline Genis
                                     ---------------------------------
                                            Arline Genis

        17,778                       Arthur Benfield Bush and Gina
                                     L. Bush, Trustees of the Alan
                                     and Gina Bush Charitable
                                     Remainder Unitrust #1, dated
                                     June 1, 1997


                                     By:/s/ Alan Benfield Bush
                                     ---------------------------------
                                            Alan Benfield Bush


                                     By:/s/ Gina L. Bush
                                     ---------------------------------
                                            Gina L. Bush


         14,815                      Arthur Benfield Bush and Gina
                                     L. Bush, Trustees of the Alan
                                     and Gina Bush Charitable
                                     Remainder Trust #2, dated
                                     June 1, 1997


                                     By:/s/ Alan Benfield Bush
                                     ---------------------------------
                                            Alan Benfield Bush


                                     By:/s/ Gina L. Bush
                                     ---------------------------------
                                            Gina L. Bush


          5,926 Yoram Fishman, Trustee of the Yoram Fishman Living Trust dated May 18, 1987


                                     By:/s/ Yoram Fishman
                                     ---------------------------------
                                            Yoram Fishman

          5,926                      Yuri Levy, Trustee of the
                                     Yoram Fishman Charitable
                                     Remainder Trust, dated
                                     May 30, 1997


                                     By:/s/ Yuri Levy
                                     ---------------------------------
                                            Yuri Levy